UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 26, 2004
                                                 -------------------------------

   Morgan Stanley ABS Capital I Inc. (as depositor for the Morgan Stanley ABS Capital I Inc. Trust 2004-WMC2 to be formed pursuant to a Pooling and Servicing Agreement, to be dated August 1, 2004, among Morgan Stanley ABS Capital I Inc., HomEq Servicing Corporation, Deutsche Bank National Trust Company, WMC Mortgage
                    Corp. and any other party named therein)


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             (Exact name of registrant as specified in its charter)


Delaware                         333-113543                         13-3939229
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(State or other            (Commission File Number)             (I.R.S. Employer
jurisdiction                                                    Identification
of incorporation)                                               No.)


1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code (212) 296-7000
                                                   -----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.       Other Events
              ------------


            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and certain Collateral Term Sheets and Structural Term Sheets (as defined in the no action letter issued by the Commission on February 17, 1995 to the Public Securities Association) furnished to Morgan Stanley ABS Capital I Inc. (the "Company") by Morgan Stanley & Co. Incorporated, Blaylock & Partners, L.P. and Utendahl Capital Partners, L.P. (the "Underwriters") in respect of the Company's proposed offering of certain classes of the Morgan Stanley ABS Capital I Inc. Trust 2004-WMC2, Mortgage Pass-Through Certificates, Series 2004-WMC2 (such classes, the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-113543) (the "Registration Statement"). The Company hereby incorporates the attached Computational Materials, Collateral Term Sheets and Structural Term Sheets by reference in the Registration Statement.

            The attached Computational Materials, Collateral Term Sheets and Structural Term Sheets were prepared solely by the Underwriters, and the Company did not prepare or participate in the preparation of the attached Computational Materials, Collateral Term Sheets and Structural Term Sheets.

            Any statement or information contained in the attached Computational Materials, Collateral Term Sheets and Structural Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------


            (c) Exhibits


            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99.1)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2004-WMC2, Mortgage Pass-Through
                                                Certificates, Series 2004-WMC2.

            (99.2) Structural Term Sheets and Computational Materials prepared by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2004-WMC2, Mortgage Pass-Through
                                                Certificates, Series 2004-WMC2.

             (99.3)                             Computational Materials prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2004-WMC2, Mortgage Pass-Through
                                                Certificates, Series 2004-WMC2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      MORGAN STANLEY ABS CAPITAL I INC.


Date: July 28, 2004

                                      By: /s/ Valerie Kay
                                         ---------------------------------------
                                         Name: Valerie Kay
                                         Title: Executive Director

                               INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

   (99.1)       Collateral Term Sheets prepared by Morgan               (E)
                Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS Capital
                I Inc. Trust 2004-WMC2, Mortgage Pass-Through
                Certificates, Series 2004-WMC2.

   (99.2)       Structural Term Sheets and Computational Materials      (E)
                prepared by Morgan Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley
                ABS Capital I Inc. Trust 2004-WMC2, Mortgage Pass-
                Through Certificates, Series 2004-WMC2.

   (99.3)       Computational Materials prepared by Morgan Stanley &    (E)
                Co. Incorporated in connection with certain classes of the Morgan Stanley ABS Capital I Inc. Trust 2004-WMC2, Mortgage Pass-Through Certificates, Series 2004-WMC2.